Exhibit 99.2

STERIS to Acquire Cantel Medical January 12, 2021

Forward Looking Statements 2 NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHE RE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION No Offer or Solicitation This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to s ell , subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securit ies in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amende d. CAUTIONARY STATEMENT REGARDING FORWARD - LOOKING INFORMATION This communication contains forward - looking statements within the meaning of the federal securities laws about STERIS and the pr oposed transaction. Forward - looking statements speak only as to the date the statement is made and may be identified by the use of forward - looking terms such as “may,” “will,” “expects,” “believes ,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “tren d”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward - looking statements are based on management’s current expectations and are subject to uncer tainty and changes in circumstances. Readers of this communication should understand that these statements are not guarantees of performance or results. Many important factors co uld affect actual financial results and cause them to vary materially from the expectations contained in the forward - looking statements, including those set forth in this communication. No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s or Cantel’s securities filings or otherwise with respect to any regulatory action, administrati ve proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. Unless legally required, STERIS and Can tel do not undertake to update or revise any forward - looking statements even if events make clear that any projected results, express or implied, will not be realized. These risks and uncertainties th at could cause actual results to differ materially from those in the forward - looking statements include, without limitation: • the failure to obtain Cantel stockholder approval of the proposed transaction; • the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a gove rnm ental entity may prohibit, delay or refuse to grant a necessary regulatory approval and any conditions imposed on the combined entity in connection with consummation of the proposed transaction; • delay in closing the proposed transaction or the possibility of non - consummation of the proposed transaction; • the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take lo nge r to realize than expected, including that the proposed transaction may not be accretive within the expected timeframe or to the extent anticipated; • the occurrence of any event that could give rise to termination of the merger agreement; • the risk that shareholder/stockholder litigation in connection with the proposed transaction may affect the timing or occurre nce of the proposed transactions or result in significant costs of defense, indemnification and liability; • risks related to the disruption of the proposed transaction to us and our management; • risks relating to the value of the STERIS shares to be issued in the transaction; • the effect of announcement of the proposed transaction on our ability to retain and hire key personnel and maintain relations hip s with customers, suppliers and other third parties; • the impact of the COVID - 19 pandemic on STERIS’s operations, performance, results, prospects, or value; • STERIS’s ability to achieve the expected benefits regarding the accounting and tax treatments of the redomiciliation to Irela nd (“Redomiciliation”);

Forward Looking Statements 3 CAUTIONARY STATEMENT REGARDING FORWARD - LOOKING INFORMATION (CONTINUED) • operating costs, Customer loss and business disruption (including, without limitation, difficulties in maintaining relationsh ips with employees, Customers, clients or suppliers) being greater than expected following the Redomiciliation; • STERIS’s ability to meet expectations regarding the accounting and tax treatment of the Tax Cuts and Jobs Act (“TCJA”) or the po ssibility that anticipated benefits resulting from the TCJA will be less than estimated; • changes in tax laws or interpretations that could increase our consolidated tax liabilities, including changes in tax laws th at would result in STERIS being treated as a domestic corporation for United States federal tax purposes; • the potential for increased pressure on pricing or costs that leads to erosion of profit margins; • the possibility that market demand will not develop for new technologies, products or applications or services, or business i nit iatives will take longer, cost more or produce lower benefits than anticipated; • the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, inc luding without limitation any of the same relating to FDA, EPA or other regulatory authorities, government investigations, the outcome of any pending or threatened FDA, EPA or other regulatory warn ing notices, actions, requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product or service introductions, affect the production, supply and /or marketing of existing products or services or otherwise affect STERIS’s performance, results, prospects or value; • the potential of international unrest, economic downturn or effects of currencies, tax assessments, tariffs and/or other trad e b arriers, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs; • the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s products and services; • the possibility of delays in receipt of orders, order cancellations, or delays in the manufacture or shipment of ordered prod uct s or in the provision of services; • the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may no t be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS’s businesses, industry or initiatives including, wi tho ut limitation, those matters described in our Annual Report on Form 10 - K for the year ended March 31, 2020, and other securities filings, may adversely impact STERIS’s performance, results, prospect s o r value; • the impact on STERIS and its operations, or tax liabilities, of Brexit or the exit of other member countries from the EU, and ST ERIS’s ability to respond to such impacts; • the impact on STERIS and its operations of any legislation, regulations or orders, including but not limited to any new trade or tax legislation, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto; • the possibility that anticipated financial results or benefits of recent acquisitions, including the acquisition of Key Surgi cal , or of STERIS’s restructuring efforts, or of recent divestitures, or of restructuring plans will not be realized or will be other than anticipated; • the effects of contractions in credit availability, as well as the ability of STERIS’s Customers and suppliers to adequately acc ess the credit markets when needed; • STERIS’s ability to complete the acquisition of Cantel, including the fulfillment of closing conditions and obtaining financi ng, on terms satisfactory to STERIS or at all; and • other risks described in STERIS’s most recent annual report on Form 10 - K and other reports filed with the Securities and Exchang e Commission. Readers are cautioned not to place undue reliance on any forward - looking statements included in this communication, which speak only as of the date of this communication. We undertake no obligation to update or revise any forward - looking statement, whether as a result of new information, future developments or otherwise, exc ept as required by applicable law.

Forward Looking Statements 4 Additional Information and Where to Find It In connection with the proposed transaction, STERIS will file a registration statement on Form S - 4 with the SEC. INVESTORS AND S ECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WIL L B E PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSA CTI ON. The final proxy statement/prospectus will be mailed to stockholders of Cantel. Investors and security holders will be able to obtain the docu men ts free of charge at the SEC’s website, www.sec.gov, from Cantel at its website, www.cantelmedical.com, or contacting Matt Micowski at (973) 774 - 7455, Ryan Lada at (763) 553 - 3341, or from STERIS at it s website, www.steris.com, or by contacting STERIS’s Investor Relations Department at (440) 392 - 7245. Participants in Solicitation STERIS and Cantel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning STERIS’s participants is set forth in the proxy statement, filed June 5, 2020, for STERIS’s 2020 annual meeting of shareholde rs as filed with the SEC on Schedule 14A. Information concerning Cantel’s participants is set forth in the proxy statement, filed November 18, 2020, for Cantel’s 2020 annual meeting of stockholders a s f iled with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the reg istration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

5 Non - GAAP Financial Measures Adjusted net income, adjusted EBIT, free cash flow and constant currency organic revenue are non - GAAP measures that may be used from time to time and should not be considered replacements for GAAP results. Non - GAAP financial measures are presented in this release with the intent of providing greater transparency to su pplemental financial information used by management and the Board of Directors in their financial analysis and operational decision making. These amounts are disclosed so that the reader has the sa me financial data that management uses with the belief that it will assist investors and other readers in making comparisons to our historical operating results and analyzing the underlying performanc e o f our operations for the periods presented. The Company believes that the presentation of these non - GAAP financial measures, when considered along with our GAAP financial measures, provides a more c omplete understanding of the factors and trends affecting our business than could be obtained absent this disclosure. Adjusted net income excludes the amortization of intangible assets acquired in business combinations, acquisition related tra nsa ction costs, integration costs related to acquisitions, redomiciliation and tax restructuring costs, COVID - 19 incremental costs, and certain other unusual or non - recurring items. COVID - 19 incremental cost s includes the additional costs attributable to COVID - 19 such as enhanced cleaning protocols, personal protective equipment for our employees, event cancellation fees, and payroll costs asso cia ted with our response to COVID - 19, net of any government subsidies available. STERIS believes this measure is useful because it excludes items that may not be indicative of or are unrelated to ou r core operating results and provides a baseline for analyzing trends in our underlying businesses. The Company defines free cash flow as cash flows from operating activities less purchases of property, plant, equipment and i nta ngibles, plus proceeds from the sale of property, plant, equipment, and intangibles. STERIS believes that free cash flow is a useful measure of the Company’s ability to fund future principal debt rep ayments and growth outside of core operations, pay cash dividends, and repurchase ordinary shares. To measure the percentage organic revenue growth, the Company removes the impact of significant acquisitions and divestitures th at affect the comparability and trends in revenue. To measure the percentage constant currency organic revenue growth, the impact of changes in currency exchange rates and acquisitions and di ves titures that affect the comparability and trends in revenue are removed. The impact of changes in currency exchange rates is calculated by translating current year results at prior year av era ge currency exchange rates. Because non - GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non - GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales, gr oss profit, operating income, net earnings and net earnings per diluted share, the most directly comparable GAAP financial measures. These non - GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures below, provide a more complete understanding of the bus iness. The Company strongly encourages investors and shareholders to review its financial statements and publicly - filed reports in their entirety and not to rely on any single financial measure.

Today’s Hosts 6 Walt Rosebrough STERIS President & CEO Michael J. Tokich STERIS SVP, Chief Financial Officer Daniel A. Carestio STERIS Chief Operating Officer George Fotiades Cantel Medical CEO

STERIS Mission, Vision & Values 7 MISSION WE HELP OUR C USTOMERS CREATE A HEALTHIER AND SAFER WORLD by providing innovative healthcare and life science product and service solutions around the globe. VISION We strive to be a GREAT COMPANY. We provide world - class products and services for our Customers, safe and rewarding work for our people, and superior returns for our Shareholders. VALUES PEOPLE – THE FOUNDATION C USTOMERS FIRST – ALWAYS INNOVATION – THE BEST ACCOUNTABILITY – RIGHT NOW INTEGRITY – STEWARDSHIP COMMITMENT TEAMWORK – WINNING TOGETHER

About STERIS 8 ~25% of revenue OUS FY20 BALANCED REVENUE STREAM 13,000 Associates Worldwide Over 3,000 Customer facing sales and service professionals $3.0 BILLION Revenue In FY20 75% Recurring 25% Capital S&P 500 Russell 1000

Serving Growth Areas Within Healthcare 9 65% 21% 14 % Healthcare A comprehensive offering for healthcare providers worldwide, focused on the sterile processing department and procedural centers such as operating rooms. Our solutions for sterile processing range from infection prevention consumables, capital equipment and services to maintain that equipment; to the repair of re - usable procedure instruments and outsourced instrument reprocessing. In addition, our procedural solutions include single - use endoscopy devices and capital equipment infrastructure used primarily in operating rooms and other procedural areas. Applied Sterilization Technologies (AST) Third - party service provider for the contract sterilization and testing services needed to provide sterility services for medical device and pharmaceutical manufacturers. Our technology - neutral offering supports Customers every step of the way, from testing through sterilization. Life Sciences Solutions that support aseptic manufacturing, primarily for vaccine and other biopharma Customers. These solutions include a full suite of consumable products, equipment maintenance and specialty services, and capital equipment. CUSTOMERS REPORTING SEGMENTS % of FY20 REVENUE Hospitals, Surgery & GI Centers Medical Device Manufacturers Pharmaceutical Production New reporting segments as of 4/1/2020

About Cantel Medical Cantel is focused on providing solutions for complex reprocessing workflows to prevent healthcare related infections 10 A leader in Infection Prevention for endoscopy and dental providers offering a Complete Circle of Protection (“CCOP”) Leading Global Brands COVID - 19 reinforces the value proposition of Infection Protection and Control, and Cantel expects to exit the pandemic better than they entered

Snapshot of Cantel 11 Use Point - of - use Cleaning Transport Disinfection Inspection/ Pack & Prep Sterilization Sterile Storage Transport • Publicly traded on NYSE under ticker “CMD” • Strategically focused on infection prevention for GI centers, dental offices, ambulatory surgical centers, and dialysis service centers. • Over 3,600 employees • Total revenue of approximately $1 billion; approximately 75% recurring revenue, with just over 25% OUS Segments Medical Dental Life Sciences Dialysis Geographic Mix US OUS All data as of Fiscal 2020

Organic Growth 4% 12% 4% 6% 11% 9% 13% 11% 8% 4% (6%) $0 $200 $400 $600 $800 $1,000 $1,200 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net Reported Sales Adjusted EBITDAS History of Cantel Performance 10 Yr. CAGR ~14% ~14% Organic Growth Fiscal Year Ending July 31 12 Further information can be found in the Annual Report on Form 10 - K of Cantel.

Cantel Strategic Rationale 13 Below are the key highlights of the strategic rationale for the transaction: • The product offering, global reach and Customer set are naturally complementary. - Cantel’s largest business, its Medical portfolio, will add increased presence in Endoscopy, with a full suite of leading high - level disinfection consumables, equipment and services. - Their Dental business extends STERIS into a new Customer base where there is an increasing focus on infection prevention protocols and processes. • Combined, we will offer a broader set of Customers a more diversified selection of infection prevention and procedural products and services. • Adds $1 billion in primarily recurring revenue, growing organically at or above STERIS’s long - term organic growth rates with significant opportunities for synergies. • A financial profile and access to capital markets that allows for continued investment in both organic and inorganic opportunities.

Cantel Transaction Details 14 KEY TERMS FISCAL 2021 IMPACT SYNERGIES OTHER CONSIDERATIONS • 100% of Cantel to be acquired from its current shareholders (NYSE: CMD) • $4.6 billion in total enterprise value - combination of stock and debt • Implied Cantel ownership of ~15% • Anticipate closing by the end of STERIS’s first quarter of fiscal 2022 (ending June 30, 2021) • No impact to STERIS’s fiscal 2021 financial results • Approximately $110 million expected annual pre - tax EBIT synergies by year four with 50% in first two years • Synergies primarily created through cost reductions in redundant public company and back - office overhead, commercial integration, product manufacturing, and service operations. • Post - Transaction Leverage Expected – just over three times Total Debt - to - EBITDA • STERIS anticipates adding approximately $2 billion in new debt, with fully committed bridge financing in place • Accretive to adjusted earnings per diluted share in year one • STERIS’s dividend philosophy remains unchanged

STERIS and Cantel are well Positioned for Continued Growth 15 • We are a leading global provider of products and services that meet the needs of growth areas within Healthcare: procedures, devices, vaccines, biologics and dental . • We offer comprehensive sterilization and disinfection solutions for a broad Customer base. • We have a history of double - digit adjusted EPS growth on mid - to - high single - digit revenue growth. - It is the Company’s long - term objective to continue this trend • Our organic and M&A initiatives have boosted recurring revenue from half of total revenue to three - quarters of total revenue. • Experienced and stable management team. • We have a strong balance sheet and generate free cash flow that provides capacity for growth.

STERIS plc Investor Relations Contact: Julie Winter julie_winter@steris.com